PLAYTIKA HOLDING CORP. Second Quarter 2025 Results August 7, 2025

LEGAL DISCLAIMER Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this prese ntation, including statements regarding our business strategy, plans and our objectives for future operations, are forward-looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “intent,” “may,” “might,” “potential,” “present,” “preserve,” “project,” “pursue,” “should,” “will,” or “would,” or the negat ive of these words or other words or expressions of similar meaning may identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment and industry. As a result, it is not possible for our management to assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forwar d-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated, predicted or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation: • actions of our majority shareholder or other third parties that influence us; • our reliance on third-party platforms, such as the iOS App Store and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies; • our reliance on a limited number of games to generate the majority of our revenue; • our reliance on a small percentage of total users to generate a majority of our revenue; • our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models; • our inability to integrate SuperPlay into our operations successfully or realize the anticipated benefits of this acquisition, along with our inability to identify acquisition targets that fit our strategy or complete acquisitions and integrate any acqu ired businesses successfully, could limit our growth, disrupt our plans and operations, or impact the amount of capital allocated to mergers and acquisitions; • our ability to compete in a highly competitive industry with low barriers to entry; • our ability to retain existing players, attract new players and increase the monetization of our player base; • our ability to develop and/or launch new products and content or otherwise execute against our product roadmap strategy; • we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments; • our inability to obtain additional financing on favorable terms or at all; • the extension of the maturity date of our senior secured revolving credit facility from March 2026 to September 2027 remains subject to the satisfaction of certain conditions, including a regulatory approval in China, and a failure to satisfy such conditions could result in the termination of our revolving credit facility in March 2026 • our controlled company status; • legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations; • risks related to our international operations and ownership, including our significant operations in Israel and Ukraine and the fact that our controlling stockholder is a Chinese-owned company; • geopolitical events such as the Wars in Israel and Ukraine; • our reliance on key personnel; • market conditions or other factors affecting the payment of dividends, including the decision whether or not to pay a dividend; • uncertainties regarding the amount and timing of repurchases under our stock repurchase program; • security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and • our inability to protect our intellectual property and proprietary information could adversely impact our business. Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially , from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements speak only as of the date they are made. Except as required by law, we undertake no obligation to update any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures of us, including Adjusted Net Income and Adjusted EBITDA. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. You should not consider these non-GAAP financial measures in isolation, or as a substitute for analysis of results as reported under GAAP. For information regarding the non-GAAP financial measures used by us, and for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, see the Appendix to this presentation. ` 2

Q2 FINANCIAL HIGHLIGHTS Revenue of $696.0 million, GAAP Net Income of $33.2 million, Adjusted Net Income of $6.5 million and Adjusted EBITDA of $167.0 million. Revenue decreased by (1.4)% sequentially and increased 11.0% year over year. GAAP Net Income increased 8.5% sequentially and decreased (61.7)% year over year. Adjusted Net Income decreased (82.0)% sequentially and decreased (91.4)% year over year. Adjusted EBITDA decreased (0.2)% sequentially and (12.6)% year over year. Direct-to-Consumer Platforms revenue decreased (1.8)% sequentially and increased 1.3% year over year. GAAP Net Income margin of 4.8%, compared to 4.3% in Q1 2025 and 13.8% in Q2 2024. Adjusted Net Income margin of 0.9%, compared to 5.1% in Q1 2025 and 12.1% in Q2 2024. Adjusted EBITDA margin of 24.0%, compared to 23.7% in Q1 2025 and 30.5% in Q2 2024. Cash, cash equivalents, and ST investments totaled $592.1 million as of June 30, 2025. 3 Note: USD in millions. See appendix for definition of Adjusted Net Income and Adjusted EBITDA. Adjusted Net Income and Adjusted EBITDA are non-gaap measure, see reconciliation on slides 11 and 12.

Q2 BUSINESS HIGHLIGHTS Average Daily Paying Users of 378K decreased (3.1)% sequentially and increased 26.8% year over year. Average Payer Conversion of 4.3%, up from 3.7% in Q2 2024 and consistent with Q1 2025 conversion. Bingo Blitz revenue of $160.2 million decreased (1.3)% sequentially and increased 2.9% year over year. Record high DTC revenue – continues to hit new highs in DTC revenue. Slotomania revenue of $86.5 million decreased (22.7)% sequentially and decreased (35.4)% year over year. Announced plans for global launch of new slot game, Jackpot Tour, in Q4 2025. June’s Journey revenue of $69.1 million increased 0.3% sequentially and decreased (7.4)% year over year. 4Note: See appendix for definitions of Average Daily Paying Users and Average Payer Conversion.

QUARTERLY REVENUE BY PLATFORM 5 Direct-to-Consumer Platforms Revenue Third-Party Platforms RevenueTotal Revenue +11.0% +1.3% +14.7% Note: USD in millions. See appendix for definitions of Direct-to-Consumer Platforms.

SELECTED QUARTERLY FINANCIALS 6 Note: USD in millions. See appendix for definitions of Adjusted EBITDA. Adjusted EBITDA is a non-gaap measure, see reconciliation on slide 11. GAAP Net Income (61.7)% Adjusted EBITDA and Margin (12.6)%

QUARTERLY KPI TRENDS 7 Average Daily Paying Users (in millions) Average Daily Active Users (in millions) Average Revenue per Daily Active User Average Payer Conversion +26.8% +8.6% 60 bps Note: See appendix for definitions of Average Daily Paying Users, Average Daily Active Users, Average Revenue per Daily Active User, and Average Payer Conversion. +2.4%

REVENUE CONTRIBUTION 8Note: See appendix for definitions of Casual Themed Games, Social Casino Themed Games, and Direct-to-Consumer Platforms. Revenue Mix (Casual and Social Casino) Revenue Mix (DTC and 3rd Party Platforms)

CAPITAL STRUCTURE OVERVIEW 9 Available Liquidity(1) (as of 6/30/25) Debt Maturity Profile (as of 6/30/25) Approximately $1.14 billion in available liquidity(1) Liquidity is expected to continue to improve with Free Cash Flow generation No near-term debt maturities Entered into an agreement to extend the maturity of the Revolving Credit Facility to September 2027 subject to the satisfaction of certain conditions and decreased the aggregate principal amount of the Revolving Credit Facility from $600 million to $550 million. Net LTM leverage of approximately 2.6x Capital Structure and Capital Allocation Note: USD in millions. Note(1): Cash, cash equivalents, and ST investments shown as of 6/30/2025, pro forma revolving credit facility size shown for purposes of available liquidity.

APPENDIX Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measu re in each case as determined in accordance with GAAP. Our Credit Agreement defines Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment charges, (vi) stock-based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenues. We define Adjusted Net Income as net income before (i) impairment charges, and (ii) contingent consideration. Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Income as calculated herein may not be comparable to similarly title d measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Adjusted EBITDA, Adjusted EBITDA Margin and Adju sted Net Income should not be construed as an inference that our future results will be unaffected by unusual or unexpected items. Non-GAAP Financial Measure 10

APPENDIX Reconciliation of GAAP Net Income to Adjusted EBITDA 11Note: USD in millions. (1) Reflects stock-based compensation expense related to the issuance of equity awards to our employees and Directors. (2) Includes costs incurred to evaluate and pursue acquisition activities as well as costs incurred by the Company in connection with the evaluation of strategic alternatives. (3) The amount for the three months ended June 30, 2025 consists of $7.8 million, incurred by the Company related to restructuring activities. Amount for the three months ended June 30, 2024 consist primarily of $2.6 million, incurred by the Company for severance, and $1.6 million incurred by the Company related to restructuring activities. Three Months Ended, June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Adjusted EBITDA Reconciliation GAAP Net Income 86.6$ 39.3$ (16.7)$ 30.6$ 33.2$ Provision for income taxes 33.7 24.4 38.3 10.5 11.9 Interest expense and other, net 20.4 33.8 33.7 26.7 64.6 Depreciation and Amortization 38.7 39.2 48.6 59.2 61.0 EBITDA 179.4$ 136.7$ 103.9$ 127.0$ 170.7$ Impairment charges - 29.3 32.6 - 0.4 Stock-based compensation (1) 22.9 23.6 29.0 25.5 17.5 Contingent consideration (16.3) (2.4) 6.0 6.9 (33.0) Acquisition and related expenses (2) 0.5 7.0 10.0 6.5 3.6 Other items (3) 4.5 3.0 2.4 1.4 7.8 Adjusted EBITDA 191.0$ 197.2$ 183.9$ 167.3$ 167.0$

APPENDIX Reconciliation of GAAP Net Income to Adjusted Net Income 12Note: USD in millions. Three Months Ended, June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Net Income Reconciliation GAAP Net Income 86.6$ 39.3$ (16.7)$ 30.6$ 33.2$ Impairment charges - 29.3 32.6 - 0.4 Contingent consideration (16.3) (2.4) 6.0 6.9 (33.0) Income tax impact of adjustments 5.7 (9.6) 5.1 (1.3) 5.9 Adjusted Net Income 76.0$ 56.6$ 27.0$ 36.2$ 6.5$

APPENDIX Average Revenue per Daily Active User: or “ARPDAU” means (i) the total revenue in a given period, (ii) divided by the number of days in that period, (iii) divided by the average Daily Active Users during that period. Daily Active Users: or “DAUs” means the number of individuals who played one of our games during a particular day on a particular platform. Under this metric, an individual who plays two different games on the same day is counted as two DAUs. Similarly, an individual who plays the same game on two different platforms (e.g., web and mobile) or on two different social networks on the same day would be counted as two Daily Active Users. Average Daily Active Users for a particular period is the average of the DAUs for each day during that period. Daily Paying Users: or “DPUs” means the number of individuals who purchased, with real world currency, virtual currency or items in any of our games on a particular day. Under this metric, an individual who makes a purchase of virtual currency or items in two different games on the same day is counted as two DPUs. Similarly, an individual who makes a purchase of virtual currency or items in any of our games on two different platforms (e.g., web and mobile) or on two different social networks on the same day could be counted as two Daily Paying Users. Average Daily Paying Users for a particular period is the average of the DPUs for each day during that period. Daily Payer Conversion: means (i) the total number of Daily Paying Users, (ii) divided by the number of Daily Active Users on a particular day. Average Daily Payer Conversion for a particular period is the average of the Daily Payer Conversion rates for each day during that period. Casual Themed Games: portfolio of games that include - Bingo Blitz, Solitaire Grand Harvest, June’s Journey, Best Fiends, Board Kings, Pirate Kings, Pearl’s Peril, Best Fiends Stars, Redecor, Animals & Coins, Dice Dreams, Domino Dreams, Disney Solitaire, and Other. Social Casino Themed Games: portfolio of games that include - Slotomania, House of Fun, Caesars Slots, World Series of Poker, Governor of Poker 3, and Other. Direct-to-Consumer Platforms: Playtika’s own internal proprietary platforms where payment processing fees and other related expenses for in-app purchases are typically 3 to 4%, compared to the 30% platform fee for third party platforms. Adjusted Net Income: We define Adjusted Net Income as net income before (i) impairment charges, and (ii) contingent considerations. Adjusted EBITDA: Our Credit Agreement defines Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) contingent consideration, (vii) acquisition and related expenses, and (viii) certain other items. Free Cash Flow: We defined Free Cash Flow as net cash provided by operating activities minus capital expenditures. Our capital expenditures include purchase of property and equipment, capitalization of internal use software costs, and purchase of software for internal use. Glossary of Key Terms 13